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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 28, 1998


                               WEST COAST BANCORP


             (Exact name of registrant as specified in its charter)


                                     OREGON
                 (State or other jurisdiction of incorporation)


             0-10997                              93-810577
    ------------------------            -------------------------------
    (Commission File Number)            IRS Employer Identification No.


                          5335 SW Meadows Rd, Suite 201
                              Lake Oswego, OR 97035
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (503) 684-0884


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Effective February 28, 1998, West Coast Bancorp, Lake Oswego, Oregon ("WCB") completed its pending acquisition of Centennial Holdings, Ltd., Olympia, Washington ("Centennial") and its wholly owned banking subsidiary, Centennial Bank. The Merger was accomplished pursuant to a Plan and Agreement of Merger dated as of October 30, 1997 (the "Merger Agreement"). The Merger Agreement was included as Appendix A to the Prospectus/Proxy Statement dated January 12, 1998, previously filed by WCB as part of its Registration Statement on Form S-4 with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION, AND EXHIBITS


         (a) Financial Statements - The requisite historical financial information will be filed as soon as available, but no later than 60 days after this Report was required to be filed.

         (b) Pro forma Financial Information - The requisite pro forma financial information will be filed as soon as available, but no later than 60 days after this Report was required to be filed.

         (c)      Exhibits.


                  (99) Press Release dated March 2, 1998 issued by WCB to announce the execution of the Merger Agreement


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: February 28, 1998


                                            WEST COAST BANCORP


                                            By     /s/ Donald A. Kalkofen
                                               --------------------------------
                                            Donald A. Kalkofen
                                            Chief Financial Officer


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